American Beacon Small Cap Value Fund
AMR Class

Supplement dated August 20, 2014
to the
Prospectus dated February 28, 2014

The information below supplements the Prospectus dated February 28, 2014 and is in addition to any other supplement(s):

On August 8, 2014, the American Beacon Funds' Board of Trustees approved the termination of Opus Capital Group LLC ("Opus") and the appointment of Hillcrest Asset Management, LLC. ("Hillcrest") as a sub-advisor to the American Beacon Small Cap Value Fund.   Hillcrest is expected to begin managing certain assets of the Fund on or about September 9, 2014.

In the "Management" section under "Sub-Advisors" on page 17, Hillcrest Asset Management, LLC, is inserted after Dreman Value Management, LLC and Opus is deleted.
In the "Management" section under "Portfolio Managers" on page 17, the following is inserted after Dreman Value Management, LLC and the table listing Opus' portfolio managers is deleted.
Hillcrest Asset Management, LLC.

Brian R. Bruce
Chief Investment Officer	Since 2014

Douglas Stark
Managing Director	Since 2014

Brandon Troegle	Since 2014
Portfolio Manager

Richard Wilk	Since 2014
Portfolio Manager

In the "Additional Information About the Funds"- "Additional Information About the Multi-Manager Strategy" on page 34, the section under American Beacon Small Cap Value Fund is deleted and replaced with the following:
The Fund's assets are allocated among the following investment sub-advisors:

•	Barrow, Hanley, Mewhinney & Strauss, LLC

•	Brandywine Global Investment Management, LLC

•	Dreman Value Management, LLC

•	Hillcrest Asset Management, LLC

•	Hotchkis and Wiley Capital Management, LLC

•	The Boston Company Asset Management, LLC

The Manager does not anticipate allocating any new assets to The Boston Company Asset Management, LLC or Hotchkis and Wiley Capital Management, LLC, as these sub-advisors have reached their capacity commitments to the Fund. The Manager intends to allocate new assets among Barrow, Hanley, Mewhinney & Strauss, LLC, Brandywine Global Investment Management, LLC, Dreman Value Management, LLC, and Hillcrest Asset Management, LLC., as permitted by their respective capacity commitments to the Fund and other considerations by the Manager.

In the "Fund Management" - "The Sub-Advisors" section on page 48, the following paragraphs are inserted after the description of Franklin Advisers, Inc. and the description of Opus is deleted:

HILLCREST ASSET MANAGEMENT, LLC. ("HILLCREST"), 2805 Dallas Parkway, Suite 250, Plano, TX 75093, is an investment management company with assets under management of $100.1 million as of June 30, 2014.  Hillcrest provides portfolio management in small cap value, small cap core and midcap US equities.  Hillcrest was founded in 2007 and is an independent, employee-controlled company which manages assets using Behavioral Finance techniques.  Hillcrest serves as sub-advisor to the American Beacon Small Cap Value Fund.

Hillcrest personnel primary responsible for managing the Fund are Brian R. Bruce, CEO and Chief Investment Officer, Douglas Stark, CFA, Managing Director, Portfolio Management and Research, Brandon Troegle, CFA, Analyst/Portfolio Manager, and Richard Wilk, CFA, Portfolio Manager.  Mr. Bruce has been with Hillcrest since its inception in July 2007 as the CEO and Chief Investment Officer and oversees all business and investment activities at the firm.  Douglas Stark is a partner at Hillcrest and focuses on the firm's research and portfolio management. Mr. Stark has been with Hillcrest since January 2008.  Prior to joining Hillcrest, Mr. Stark was Partner, Senior Vice President, and Director of Research at Martingale Asset Management from 1996 to 2007.  Brandon Troegle is a partner at Hillcrest and an analyst and portfolio manager focusing on the firm's security selection.  Mr. Troegle has been with Hillcrest since its inception in July 2007.  Richard Wilk is a Portfolio Manager and analyst with Hillcrest.  Rick joined Hillcrest in October, 2013. Mr. Wilk was a Senior Portfolio Manager for Global Equities at BNP Paribas Investment Partners from 2010 to 2011 and a senior Portfolio Manager at PanAgora Asset Management from 1990 to 2008.  He was an independent consultant in 2009 and 2012.

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